UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 19, 2026
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On August 19, 2026, the Board of Directors (the “Board”) of Virtus Investment Partners, Inc. (the “Company”) appointed John T. Boyce to serve, effective as of August 19, 2026, as a director of the Company and as a member of the Board’s Audit Committee.

Mr. Boyce served as head of North America distribution for Insight Investment, a subsidiary of The Bank of New York Mellon Corporation from 2018 to 2023. Previously, he was managing director, head of North American distribution at Standard Life Investments from 2012 to 2018.

In consideration of his services as a member of the Company's Board and any committees thereof, Mr. Boyce will be compensated for his service on the Board in accordance with the Company’s compensation program for non-employee directors and will receive a pro rata portion of the Company’s annual cash retainer and equity compensation award as compensation for the remainder of the 2026 Board service year.

There is no arrangement or understanding between Mr. Boyce and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Boyce and any of the Company’s other directors or executive officers. Further, Mr. Boyce does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Boyce will also enter into the Company’s standard indemnity agreement for directors, the form of which was previously filed by the Company as Exhibit 10.9 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2023.

A press release announcing the appointment of Mr. Boyce is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Virtus Investment Partners, Inc. dated August 20, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	August 20, 2026	By:	/s/ Andra C. Purkalitis
		Name:	Andra C. Purkalitis
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary